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                                                                EXHIBIT 10.14(b)

              AMENDED AND RESTATED REAL ESTATE SERVICES AGREEMENT
                             TERMINATION AGREEMENT


          This agreement (the "Termination Agreement") is effective as of June 17, 1996 (the "Effective Date") by and between Boston Chicken, Inc., a Delaware corporation ("Boston Chicken") and Einstein Bros. Bagels, Inc., a Delaware corporation (the "Company").

                                    RECITALS

          A. The Company and Boston Chicken are parties to that Amended and Restated Real Estate Services Agreement dated as of May 28, 1996 (the "Services Agreement").

          B. The parties mutually desire to terminate the Services Agreement as of the date hereof.

                                   COVENANTS

          In consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

          1. Upon the Effective Date, the Services Agreement shall terminate and be of no further force or effect and except as provided in Section 3.2 of the Services Agreement, neither the Company nor Boston Chicken shall have any further obligation or rights thereunder, except for those provisions set forth in the Services Agreement that expressly or by their nature survive termination.

          2. This Termination Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          3. This Termination Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements of the parties with respect thereto.

          4. This Termination Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
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          IN WITNESS WHEREOF, the parties have entered into this Termination
Agreement as of the date first above written.


                              BOSTON CHICKEN, INC.



                              By: /s/ Donald J. Bingle
                                  -----------------------------
                                  Donald J. Bingle
                                  Vice President



                              EINSTEIN BROS. BAGELS, INC.


                              By: /s/ Paul A. Strasen
                                  --------------------
                              Title: Vice President





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